Exhibit 99.2

# MAKING INNOVATIVE WORKFORCE SOLUTIONS HUMANLY POSSIBLE

ManpowerGroup™

ManpowerGroup
4th Quarter
January 30, 2013

ManpowerGroup 2012 4th Quarter Results January 2013
Forward-Looking Statement
This presentation includes forward-looking statements,
including earnings projections which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements. Additional
information concerning factors that could cause actual
results to materially differ from those in the forward-looking statements is contained in the Manpower Inc. Annual Report
on Form 10-K dated December 31, 2011, which information
is incorporated herein by reference, and such other factors
as may be described from time to time in the Company’s
SEC filings.

ManpowerGroup 2012 4th Quarter Results January 2013
As Reported	Excluding Non -recurring Items	Q4 Financial Highlights
5%	5%	Revenue $5.2B
4% CC	4% CC
20 bps	20 bps	Gross Margin 16.9%
19%	12%	Operating Profit $105M
17% CC	11% CC
40 bps	20 bps	OP Margin 2.0%
13%	7%	EPS $.68
12% CC	6% CC
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights

(1) Excludes the impact of reorganization charges of $26.6M in Q4 2012 and $20.5M in Q4 2011.
(1)

+ 0.13
+ 0.01
+ 0.01
- 0.23
$0.76
$0.91
$0.68
Q4 Guidance Midpoint
Operational Performance
Interest & Other
WAS
Q4 Excluding Reorganization Charges
Reorganization Charges
Q4 Reported

ManpowerGroup 2012 4th Quarter Results January 2013
EPS Bridge - Q4 vs. Guidance Midpoint

ManpowerGroup 2012 4th Quarter Results January 2013
Non-Recurring Items
(in millions of USD, except per share amounts)

(1) Includes reorganization charges as follows:
 Q4 2012: Americas ($1.0M), Southern Europe ($2.8M), Northern Europe ($11.5M), APME ($0.4M), Right Management ($0.5M), Corporate ($10.4M)
 FY 2012: Americas ($9.3M), Southern Europe ($2.8M), Northern Europe ($11.5M), APME ($0.4M), Right Management ($10.9M), Corporate ($10.4M)
 FY 2011: Americas ($2.4M), Northern Europe ($12.0M), Right Management ($6.1M)
	Q4 2012			FY 2012			FY 2011
	Pre-tax Earnings	Net Earnings	EPS - Diluted	Pre-tax Earnings	Net Earnings	EPS - Diluted	Pre-tax Earnings	Net Earnings	EPS - Diluted
Earnings, As Reported	$94.8	$ 53.3	$ 0.68	$ 368.4	$ 197.6	$ 2.47	$ 479.9	$ 251.6	$ 3.04
Reorganization Charges	26.6	18.3	0.23	45.4	32.1	0.40	20.5	16.3	0.20
Legal Costs - US	-	-	-	10.0	6.5	0.08	-	-	-
Earnings, Excluding non -recurring items	$ 121.4	$ 71.6	$ 0.91	$ 423.8	$ 236.2	$ 2.95	$ 500.4	$ 267.9	$ 3.24
(1)

17.1%
- 0.3%
- 0.1%
+ 0.1%
+ 0.1%
16.9%
Q4 2011
Temporary Recruitment
Permanent Recruitment
ManpowerGroup Solutions
Outplacement
Q4 2012

ManpowerGroup 2012 4th Quarter Results January 2013
Consolidated Gross Margin Change

$877M
55M
6%
92M
11%
153M
17%
577M
66%

Growth
in CC %
-7
-10
7
12
-5

Manpower Experis ManpowerGroup - Total

ManpowerGroup 2012 4th Quarter Results January 2013

Business Line Gross Profit - Q4 2012
█  ManpowerGroup Solutions    █  Right Management

SG&A Expense Bridge - Q4 YoY

(in millions of USD)

-20.5
805.4
-11.2
-28.5
+26.6
784.9
771.8
745.2
Q4 2011 Reported
Reorganization Charges
Q4 2011 Recurring Expenses
Currency Impact
Operational Impact
Q4 2012 Recurring Expenses
Reorganization Charges
Q4 2012 Reported

ManpowerGroup 2012 4th Quarter Results January 2013

ManpowerGroup 2012 4th Quarter Results January 2013
As Reported	Excluding Non-recurring Items	Q4 Financial Highlights
0%	0%	Revenue $1.2B
0% CC	0% CC
7%	10%	OUP $36M
8% CC	11% CC
20 bps	30 bps	OUP Margin 3.1%

(1)
Americas Segment
(22% of Revenue)
(1) Included in these amounts is the US, which had revenue of $751M (-2%) and OUP of $22M (-17%, or
 -20% excluding reorganization charges in Q4 2012 and Q4 2011).
(2) Excludes the impact of reorganization charges of $1.0M in Q4 2012 and $2.4M in Q4 2011.
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.
(2)

Revenue

65%
US
12%
Mexico
6%
Argentina
17%
Other
-2%
-2%
7%
2%
-16%
-5%
11%
10%
Revenue Growth
Revenue Growth - CC

ManpowerGroup 2012 4th Quarter Results January 2013
Americas - Q4 Revenue Growth YoY

% of Segment

ManpowerGroup 2012 4th Quarter Results January 2013
As Reported	Excluding Non-recurring Items	Q4 Financial Highlights
12%	12%	Revenue $1.8B
8% CC	8% CC
34%	28%	OUP $28M
31% CC	24% CC
50 bps	30 bps	OUP Margin 1.6%

(1)
Southern Europe Segment
(34% of Revenue)
(1) Included in these amounts is France, which had revenue of $1.3B (-9% CC) and OUP of $18M (-8% CC, or -1%
 excluding reorganization charges in Q4 2012). On an organic basis, France revenue decreased 10% in CC. On an organic basis, Segment revenue decreased 9% in CC.
(2) Excludes the impact of reorganization charges of $2.8M in Q4 2012.
(2)

France
-13%
-9%
Italy
-12%
-8%
Spain
-12%
-9%
Other
9%
12%

ManpowerGroup 2012 4th Quarter Results January 2013
Southern Europe - Q4 Revenue Growth YoY

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
74%
15%
5%
6%
(1)
(1) On an organic basis, France revenue decreased 14% (-10% in CC).

ManpowerGroup 2012 4th Quarter Results January 2013
As Reported	Excluding Non-recurring Items	Q4 Financial Highlights
3%	3%	Revenue $1.5B
3% CC	3% CC
34%	28%	OUP $34M
34% CC	28% CC
110 bps	100 bps	OUP Margin 2.3%

Northern Europe Segment
(29% of Revenue)
(1)
(1) Excludes the impact of reorganization charges of $11.5M in Q4 2012 and $12.0M in Q4 2011.

UK
6%
4%
Nordics
-4%
-5%
Germany
-9%
-6%
Netherlands
-13%
-10%
Belgium
-10%
-7%
Other
3%
4%

ManpowerGroup 2012 4th Quarter Results January 2013
Northern Europe - Q4 Revenue Growth YoY

Revenue Growth - CC
Revenue Growth
% of Segment
Revenue
26%
24%
12%

10%

21%
7%

ManpowerGroup 2012 4th Quarter Results January 2013
As Reported	Excluding Non-recurring Items	Q4 Financial Highlights
0%	0%	Revenue $698M
1% CC	1% CC
31%	33%	OUP $28M
33% CC	35% CC
100 bps	100 bps	OUP Margin 4.1%
APME Segment
(13% of Revenue)

(1)
(1) Excludes the impact of reorganization charges of $0.4M in Q4 2012.

% of Segment Revenue
42%
Japan
-4%
1%
24%
Australia/NZ
-5%
-7%
34%
Other
11%
10%
Revenue Growth
Revenue Growth - CC

ManpowerGroup 2012 4th Quarter Results January 2013
APME - Q4 Revenue Growth YoY

ManpowerGroup 2012 4th Quarter Results January 2013

Right Management Segment
(2% of Revenue)
As Reported	Excluding Non-recurring Items	Q4 Financial Highlights
6%	6%	Revenue $85M
7% CC	7% CC
N/A	N/A	OUP $8M
N/A	N/A
1670 bps	960 bps	OUP Margin 9.7%
(1)
(1) Excludes the impact of reorganization charges of $0.5M in Q4 2012 and $6.1M in Q4 2011.

ManpowerGroup 2012 4th Quarter Results January 2013
($ in millions)	2012	2011
Cash provided by operating activities	332	69
Capital Expenditures	(72)	(65)
Free Cash Flow	260	4
Change in Debt	42	15
Share Repurchases	(138)	(105)
Dividends paid	(68)	(65)
Acquisitions of Businesses, net	(49)	(49)
Effect of Exchange Rate Changes	18	(28)
Other	3	36
Change in Cash	68	(192)

Cash Flow Summary - Full Year

1,200
800
400
0
-400
953
757
698
700
722
755
751
770
301
306
79
-257
-75
120
168
122
2008
2009
2010
2011
Q1
Q2
Q3
Q4
2012
Total Debt
Net Debt

Total Capitalization

30%
20%
10%
0%
28%
23%
23%
22%
22%
23%
23%
24%
2008
2009
2010
2011
Q1
Q2
Q3
Q4
2012

19

ManpowerGroup 2012 4th Quarter Results January 2013
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to

ManpowerGroup 2012 4th Quarter Results January 2013
	Interest Rate	Maturity Date	Total Outstanding at 12/31/12	Remaining Available at 12/31/12
Euro Notes:
- Euro 200M	4.86%	Jun 2013	264	-
- Euro 350M	4.505%	Jun 2018	462	-
Revolving Credit Agreement	1.48%	Oct 2016	-	799
Uncommitted lines and Other	Various	Various	44	335
Total Debt			770	1,134
Credit Facilities
($ in millions)

Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $379.4M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M.
(1)
(2)
(2)
(1)
The $800M agreement requires that we comply with a Leverage Ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a
Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a Debt-to-EBITDA ratio of 0.97 and a fixed charge coverage ratio of 2.82 as of December 31, 2012. As of December 31, 2012, there were $0.9M of standby letters of credit issued under the agreement.

ManpowerGroup 2012 4th Quarter Results January 2013
Revenue	Total	Down 6-8% (Down 6-8% CC)
	Americas	Down 2-4% (Down 1-3% CC)
	Southern Europe	Down 10-12% (Down 11-13% CC)
	Northern Europe	Down 5-7% (Down 6-8% CC)
	APME	Down 6-8% (Down 1-3% CC)
Right Management		Up 2-4% (Up 2-4% CC)
Gross Profit Margin		16.6 - 16.8%
Operating Profit Margin		1.4 - 1.6%
Tax Rate		41%
EPS (before reorganization charges)		$0.40 - $0.48 (no currency impact)
First Quarter Outlook

 (36% excl. reclassification of France business tax
 and 2012 WOTC credit)

DIFFERENTIATION

Articulating the unique value we bring to our clients, building our brand and capabilities to do more while improving gross margins

DIVERSIFICATION

Broadening our portfolio of solutions and services to provide more value to our clients while improving our gross margins

EFFICIENCY/ PRODUCTIVITY

Re-evaluating our systems and processes to increase our speed and cost effectiveness

Driving Results Through Our Organization & People

ManpowerGroup 2012 4th Quarter Results January 2013
Strategic Drivers

ManpowerGroup 2012 4th Quarter Results January 2013
ManpowerGroup 2012 4th Quarter Results January 2013
Questions